UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14C

INFORMATION REQUIRED IN INFORMATION STATEMENT

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c)

of the Securities Exchange Act of 1934

Check the appropriate box:

□	Preliminary information statement
□	Confidential, for use of the Commission only (as permitted by Rule 14c-5(d)(2))
☒	Definitive information statement

CRUCIAL INNOVATIONS CORP.

(Name of Registrant as Specified in Its Charter)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required

☐	Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11

(1)	Title of each class of securities to which transaction applies:
(2)	Aggregate number of securities to which transaction applies:
(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
(4)	Proposed maximum aggregate value of transaction:
(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:
(2)	Form, Schedule or Registration Statement No.:
(3)	Filing Party:
(4)	Date Filed:

86-90 Paul Street

London, EC2NA 4NE, United Kingdom

DEFINITIVE INFORMATION STATEMENT

NO VOTE OR OTHER ACTION OF THE COMPANY’S STOCKHOLDERS

IS REQUIRED IN CONNECTION WITH THIS INFORMATION STATEMENT

WE ARE NOT ASKING YOU FOR A PROXY

AND YOU ARE REQUESTED NOT TO SEND US A PROXY

INTRODUCTION

This notice and information statement (“Information Statement”) is being furnished to the stockholders of Crucial Innovations Corp., a Nevada corporation (“CINV” or the “Company”), in connection with actions taken by holders of a majority of our voting shares (the “Consenting Shareholders”) to authorize the CINV Board of Directors (sometimes referred to hereinafter as the “Board”) in its discretion, to amend and restate the Company’s Articles of Incorporation (also referred to herein as our “Charter”) to increase the number of authorized shares of common and preferred stock that may be issued by the Company to 1,000,000,000 and 100,000,000 shares, respectively.

In order to eliminate the costs and management time involved in obtaining proxies and, in order to effect the restatement of our Charter as described above (hereinafter the “Restatement”), the Company obtained written approval of the Consenting Shareholders on September 5, 2025 and, accordingly, on September 10, 2025, the Board also approved the Restatement.

The increase in our authorized shares is intended to provide the Board greater flexibility to pursue financing strategies and are expected to improve the Company’s ability to utilize shares of its common and preferred stock as consideration for acquisitions or other business endeavors beneficial to the Company and its stockholders.

Pursuant to Section 14(c) of the Securities Exchange Act of 1934, as amended (“Exchange Act”), and Regulation 14C and Schedule C thereunder, this Information Statement will be mailed out on or about September 17, 2025 (the “Mailing Date”) to the Company’s shareholders of record, as of September 5, 2025 (the “Record Date”). As of the Record Date, we had outstanding 418,694,150 shares of common stock. We have no other shares of voting stock outstanding.

This Information Statement is being circulated to advise the shareholders of the authorization given by the Consenting Shareholders to the Board to effect the Restatement, increasing the number of authorized shares of common and preferred stock that may be issued by the Company from 500,000,000 to 1,000,000,000 shares, and from 50,000,000 to 100,000,000 shares, respectively. Nevertheless, pursuant to Rule 14c-2 of the Exchange Act, the Restatement will not be effective until 20 days after the Mailing Date. We anticipate that the Restatement will become effective on or about October 7, 2025 (the “Effective Date”).

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RECORD DATE, VOTE REQUIRED AND RELATED INFORMATION

Section 78.390 of the Nevada Revised Statutes (“NRS”) provides that our Articles of Incorporation may be amended or restated by the approval of our Board and the affirmative vote of holders of a majority of the Company’s voting stock.

The affirmative vote of holders of a majority of the Company’s voting stock could either be taken at a special meeting of the stockholders or through written consent from the holders of a majority of our issued and outstanding voting securities.

The authority of our stockholders to take these actions by written consent, in lieu of a meeting, is provided by Section 78.320 of the NRS and Section 2.9 of the CINV Bylaws, which provides that any actions required to be taken at any annual or special meeting of stockholders of the Company, or any actions which may be taken at any annual or special meeting of such stockholders, may be taken without a meeting, without prior notice and without a vote, if a consent in writing, setting forth the actions so taken, is signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such actions at a meeting at which all shares entitled to vote thereon were present and voted. If the Restatement was not adopted by majority written consent pursuant to Section 78.320, such action would have been required to be considered by our stockholders at a special stockholders’ meeting convened for the specific purpose of approving the Restatement.

Prior to the Restatement, the Company had authorized capital stock consisting of 500,000,000 shares of common stock and 50,000,000 shares of preferred stock. As of the date of this Information Statement, the Company had 418,694,150 shares of its common stock issued and outstanding and no shares of preferred stock outstanding. On September 5, 2025, the Secretary of the Company received the written consent of shareholders collectively holding 244,188,115 shares, or 58.32% of our issued and outstanding common stock, approving the Restatement. No further vote of our stockholders is required to effect the Restatement, which is expected to become effective on or about October 7, 2025.

The transfer agent for our common stock is Colonial Stock Transfer Company, 7840 South 700 East, Sandy, UT 84070.

NO MEETING OF STOCKHOLDERS REQUIRED

We are not soliciting any votes in connection with the Restatement. The Consenting Shareholders collectively hold a majority of the Company’s outstanding common stock and, accordingly, such shareholders have sufficient voting rights to approve the Restatement.

Under the Exchange Act, the Effective Date of the Restatement is twenty (20) days following the giving of notice of the Restatement to all other stockholders. This Information Statement constitutes the required notice under the Exchange Act.

THE AUTHORIZATION GIVEN TO OUR BOARD TO AMEND AND RESTATE OUR ARTICLES OF INCORPORATION TO INCREASE OUR AUTHORIZED SHARES OF CAPITAL STOCK HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SEC, NOR HAS THE SEC PASSED UPON THE FAIRNESS OR MERITS OF THE RESTATEMENT NOR UPON THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED IN THIS INFORMATION STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

PLEASE NOTE THAT THIS IS NEITHER A REQUEST FOR YOUR VOTE NOR A PROXY STATEMENT, BUT RATHER AN INFORMATION STATEMENT DESIGNED TO INFORM YOU ABOUT THE PRESENT AUTHORIZATION.

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Introduction

This Information Statement is being mailed or otherwise furnished to the holders of common stock, $0.001 par value per share (the “Common Stock”) of Crucial Innovations Corp., a Nevada corporation (“CINV” or the “Company”), by the Board of Directors to notify them about certain actions that the holders of a majority of the Company’s outstanding voting stock (the “Consenting Shareholders”) have taken by written consent in lieu of a special meeting of the shareholders. The shareholder action was taken on September 5, 2025. Copies of this Information Statement are first being sent on or about September 17, 2025, to the holders of record on September 5, 2025, of the outstanding shares of the Company’s common stock.

General Information

The Consenting Shareholders have approved the amendment and restatement of the Company’s Articles of Incorporation (the “Restatement”) to increase the authorized number of shares of common stock of the Company from 500,000,000 shares to 1,000,000,000 shares, and the authorized number of shares of preferred stock of the Company from 50,000,000 to 100,000,000 shares, which Restatement will be filed no sooner than the 20th day after the definitive information statement is mailed to the shareholders of the Company who have not previously consented to the Restatement.

The Company may ask brokers and other custodians, nominees and fiduciaries to forward this Information Statement to the beneficial owners of the common stock held of record by such persons and will reimburse such persons for out-of-pocket expenses incurred in forwarding such material.

Vote Required

The vote, which was required to approve the Restatement, was the affirmative vote of the holders of a majority of the Company’s voting stock. Each holder of Company common stock is entitled to one (1) vote for each share of common stock held. The date used for purposes of determining the number of outstanding shares of voting stock of the Company entitled to vote is September 5, 2025. The record date for determining those shareholders of the Company entitled to receive this Information Statement is the close of business on September 5, 2025 (the “Record Date”). As of the Record Date, the Company had outstanding 418,694,150 shares of common stock. Holders of the Company’s common stock have no pre-emptive rights. All outstanding shares are fully paid and non-assessable. The transfer agent for the Company’s common stock is Colonial Stock Transfer Company, 7840 South, 700 East, Sandy, UT 84070.

Vote Obtained – Section 78.320 of the Nevada Revised Statutes

Section 78.320 of the Nevada Revised Statutes provides that any action required to be taken at any annual or special meeting of shareholders of a corporation, or any action which may be taken at any annual or special meeting of the shareholders of a Nevada corporation, may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted.

To eliminate the costs and management time involved in soliciting and obtaining proxies to approve the Restatement and to effectuate the Restatement as early as possible, the Company obtained the written approval of the Consenting Shareholders on September 5, 2025 and, accordingly, obtained an affirmative vote of the Board on September 10, 2025.

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REASONS FOR OBTAINING AUTHORIZATION TO AMEND AND RESTATE OUR CERTIFICATE OF INCORPORATION TO INCREASE OUR AUTHORIZED SHARES OF COMMON AND PREFERRED STOCK

Changes to our Corporate Charter

We are amending and restating our Articles of Incorporation (also referred to herein as our “Charter”) in its entirety to make only the following changes:

Increase in Authorized Common Shares. We are increasing the number of our authorized shares of common stock from 500,000,000 to 1,000,000,000 shares.

Increase in Authorized Preferred Shares. We are increasing the number of our authorized shares of preferred stock from 50,000,000 to 100,000,000 shares, to be issued in any number of series, with each series having such designation, rights, preferences, privileges, and restrictions as determined by our Board.

These changes to our Charter will not adversely affect stockholders but will enable our Board, without further authorization from shareholders, to issue, subject to the requirements of federal securities law, up to 1,000,000,000 shares of common stock and, as further described below, up to 100,000,000 shares of preferred stock having such rights, privileges, and preferences as determined by the Board, for consideration deemed adequate in exchange for such shares. We have attached a copy of our restated Charter as an exhibit to this Information Statement.

Purpose of the Increase in Capital Stock

The Board believes the increase in the number of authorized shares of our common and preferred stock is necessary and advisable in order to maintain the Company’s financing and capital-raising ability. The increase in authorized common stock will not have any immediate effect on the rights of existing stockholders. However, the increase will have a dilutive effect on our existing stockholders if and when additional shares are issued. This increase in the authorized number of shares of common stock and the subsequent issuance of such shares could have the effect of delaying or preventing a change in control of the Company without further action by the Company’s stockholders. Shares of authorized and unissued common stock could (within the limits imposed by applicable law) be issued in one or more transactions which would make a change in control of the Company more difficult, and therefore less likely. Management’s use of additional shares of common stock or preferred stock to resist or frustrate a third-party transaction favored by a majority of the independent stockholders would likely result in an above-market premium being paid in that transaction. Any such issuance of the additional shares of common stock or preferred stock would likely have the effect of diluting the earnings per share and book value per share of outstanding shares of capital stock of the Company, and such additional shares could be used to dilute the stock ownership or voting rights of a person seeking to obtain control of the Company.

The Board is not aware of any attempt to take control of the Company and has not presented the Restatement with the intention that the authorized share increase be used as a type of antitakeover device. Any additional authorized shares of common stock, when issued, would have the same rights and preferences as the shares of common stock presently outstanding. The Board has not determined to issue any shares of preferred stock at the present time. Additional shares of common stock so authorized will be available for issuance by the Board to honor for stock splits or stock dividends, acquisitions, raising additional capital, conversion of Company debt into equity, stock options, or other corporate purposes. The Company has no other plans for the use of any additional shares of authorized common stock or preferred stock.

The Restatement, and the resulting increase in the number of authorized shares of CINV’s common and preferred stock, will become effective upon the filing of the Restatement with the Nevada Secretary of State. Information with respect to the filing of the Restatement and the increase in authorized common stock will be included in a Current Report on Form 8-K to be filed with the Securities and Exchange Commission.

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Description of Our Securities

Common Stock. We currently have 418,694,150 shares of our common stock outstanding, par value $0.001 per share. As a result of the restatement of our Charter, we will be authorized to issue up to 1,000,000,000 shares of common stock, an increase of 500,000,000 from the authorization in our current Charter. All shares of our common stock have equal rights as to earnings, assets, dividends and voting privileges. When they are issued, they will be duly authorized, validly issued, fully paid and nonassessable. Distributions may be paid to the holders of our common stock if, as and when authorized by our Board and declared by us out of assets legally available therefor. Shares of our common stock have no preemptive, conversion or redemption rights, neither do we have sinking fund provisions with respect to our shares of common stock. Shares of our common stock are freely transferable, except where their transfer is restricted by federal and state securities laws or by contract. In the event of a liquidation, dissolution or winding up of the Company, each share of our common stock would be entitled to share ratably in all of our assets that are legally available for distribution after we pay all debts and other liabilities and subject to any preferential rights of holders of our preferred stock, if any preferred stock is outstanding at such time. Each share of our common stock is entitled to one vote on all matters submitted to a vote of stockholders, including the election of directors. Holders of our common stock do not have cumulative voting rights.

Preferred Stock. We do not currently have any shares of our preferred stock outstanding, par value $0.001 per share. As a result of the Restatement, we will be authorized to issue up to 100,000,000 shares of preferred stock, an increase of 50,000,000 from the authorization in our current Charter. Preferred stock may be issued from time to time by our Board as shares of one or more classes or series. Subject to the other provisions of our Charter and limitations prescribed by law, our Board is expressly authorized to adopt resolutions to issue preferred shares, to fix the number of any such shares, to change the number of shares constituting any series, and to provide for or change the voting powers, designations, preferences and relative, participating, optional or other special rights, qualifications, limitations or restrictions thereof, including dividend rights (including whether dividends are cumulative), dividend rates, terms of redemption (including sinking fund provisions), redemption prices, conversion rights and liquidation preferences of the shares constituting any class or series of the preferred stock, in each case without any further action or vote by the stockholders. The authority of our Board to designate the foregoing rights and restrictions of our preferred stock already exists in our current Charter, which authority will be unchanged as a result of the Restatement of our Charter.

We do not have any current plans, proposals or arrangements, written or otherwise, to create or issue any shares of preferred stock using the “blank check” authority afforded our Board under our existing Charter or as a result of the restatement of our Charter. However, we believe that this authority and the increased number of preferred shares that may be issued as a result of the Restatement of our Charter is beneficial because it provides us with increased flexibility in pursuit of a transformative transaction for the Company and one or more financings. Having authorized “blank check” preferred stock permits us to issue preferred stock for purposes that may be identified in the future. Subject to the relevant requirements of federal securities law, the Restatement provides our Board the authority to undertake the foregoing actions on an expedited basis, without the delay and expense ordinarily attendant on obtaining further stockholder approvals. The proposed increase in our authorized shares of preferred stock will not change the authority granted to our Board to designate shares of preferred stock for any of these purposes, but will simply increase the number of such shares that may be issued. We believe that having an increased number of authorized “blank check” preferred stock improves our ability to attract needed investment capital that may be required in connection with, or subsequent to, a transformative transaction, as various series of our preferred stock may be customized to meet the needs of any particular transaction or market conditions. “Blank check” preferred stock is commonly authorized by publicly traded companies and is frequently used as a preferred means of raising capital. In particular, in recent years, smaller companies have been required to utilize senior classes of securities to raise capital, with the terms of those securities being highly negotiated and tailored to meet the needs of both investors and the issuing companies. Such senior securities typically include liquidation and dividend preferences, protections, conversion privileges and other rights not found in shares of common stock.

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Board and Stockholder Approval

The restatement of our Charter has been approved by holders of 58.32% of our outstanding common stock, who have recommended that our Board approve the same, which Board approval was obtained on September 10, 2025. The text of the form of our restated Articles of Incorporation is attached to this Information Statement and is subject to modification to include such changes as may be required by the office of the Secretary of State of the State of Nevada and as the Board deems necessarily and advisable to effect the increase in the number of our authorized shares of common and preferred stock, including the insertion of the effective time determined by the Board.

As soon as practicable after the effective time, stockholders will be notified that the restated Charter and the increase in our authorized shares of common and preferred stock has been effected through the filing of a Current Report on Form 8-K with the SEC.

Pursuant to Rule 14c-2 of the Exchange Act, our restated Charter and the increase in our authorized shares of capital stock will not be adopted until a date at least twenty (20) days after the date that this Information Statement is mailed to our stockholders of record as of September 17, 2025.

Potential Advantages of an Increase in Our Authorized Shares

•         Greater Acquisition Opportunities. With an increased number of shares that we could issue, we believe that we may have a wider range of acquisition prospect where we might be able to utilize shares of our common stock as consideration. We believe that greater deal flow, which may be achieved by allowing a broader range of acquisition opportunities, may enable us to be a more significant participant in a merger or acquisition scenario and compete more effectively with other public and private companies for acquisitions that could be transformative for CINV and our stockholders.

•         Liquidity. If we issue additional shares for a transformative acquisition or strategic investment, our market capitalization and the number of our publicly traded shares of common stock will increase, which may afford all holders of our common stock greater liquidity. A larger number of shares outstanding also may help absorb the effect of purchases or sales of common stock with less volatility in price.

Risks Associated with an Increase in Our Authorized Shares

•	Potential Dilution. If we use our authorized but unissued shares of common or preferred stock as consideration for the acquisition of another operating company, our shareholders may suffer dilution from the issuance of additional shares if the value of the operating company acquired does not equal or exceed the aggregate value of the CINV shares issued to acquire it. Further, if we issue our shares of common stock to raise additional capital, investors may not be willing to subscribe for our shares at their public trading price. Any difference between the subscription price of such shares and the public trading price will result in dilution to our existing shareholders. Further, if we issue additional shares of our common stock to acquire additional operating or financial assets, the recipients of these shares may also suffer dilution by the amount that the price per share at which we issue our shares exceeds the pro forma net tangible book value per share of our common stock upon completion of the issuance.

The issuance of preferred stock could affect the relative rights of the holders of our shares of common stock. Depending on the exact powers, preferences and rights, if any, of the preferred stock as determined by our Board at the time of issuance, the voting power and economic interest of the holders of our shares of common stock may be diluted. For example, the holders of preferred stock may be entitled to (i) certain preferences over the holders of our shares of common stock with respect to dividends or the power to approve the declaration of a dividend, (ii) in the event of liquidation of our company, receive a certain amount per share of their preferred stock before the holders of our shares of common stock receive any distribution, (iii) rights to convert their preferred stock into shares of common stock, and (iv) voting rights which would tend to dilute the voting rights of the holders of our shares of common stock.

If we raise additional funds by issuing equity or convertible debt securities, we will reduce the percentage ownership of our then-existing shareholders, and the holders of such securities may have rights, preferences or privileges senior to those possessed by our then-existing shareholders.

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•         Possible Antitakeover Effect. The increase in our authorized shares and the subsequent issuance of such shares could have the effect of delaying or preventing a change in control of our Company without further action by our stockholders. Authorized and unissued shares of common stock could be issued (within the limits imposed by applicable law) in one or more transactions. Any such issuance of additional shares of common stock could have the effect of diluting the earnings per share and book value per share of outstanding shares of common stock, and such additional shares could be used to dilute the stock ownership or voting rights of a person seeking to obtain control of us.

Our Board acknowledges that the issuance of preferred stock may also have the effect of discouraging or thwarting persons seeking to take control of us through a corporation transaction, tender offer or a proxy fight or otherwise seeking to bring about the removal of our incumbent management. Because the authorization of “blank check” preferred stock could be used by our Board for the adoption of a stockholder rights plan or “poison pill,” the preferred stock may be viewed as having the effect of discouraging an attempt by another person or entity to acquire control of us through the acquisition of a substantial numbers of shares of common stock.

While the Restatement of our Charter may have anti-takeover ramifications, we believe that the reasons for the increase in our authorized shares as a result of the Restatement of our Charter set forth above outweigh any disadvantages. To the extent that the Restatement may have anti-takeover effects, such Restatement may encourage persons seeking to acquire our Company to negotiate directly with the Board of Directors, enabling the Board to consider the proposed transaction in a manner that best serves our stockholders’ interests. The Restatement of our Charter has not been made in response to, and is not being presented to deter, any effort to obtain control of us.

Conclusion

Based on our consideration of each of the above factors and such other information as we deemed relevant, we have concluded that the Restatement of our Articles of Incorporation and the increase in the number of authorized shares of common and preferred stock that we may issue is in the best interests of CINV and its stockholders. Holders of a majority of the voting securities of the Company have approved the Restatement of our Charter and have authorized the Board to effect this change.

THE AUTHORIZATION GIVEN TO OUR BOARD TO RESTATE OUR ARTICLES OF OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF OUR CAPITAL STOCK HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SEC, NOR HAS THE SEC PASSED UPON THE FAIRNESS OR MERITS OF THE RESTATEMENT NOR UPON THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED IN THIS INFORMATION STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

PLEASE NOTE THAT THIS IS NEITHER A REQUEST FOR YOUR VOTE NOR A PROXY STATEMENT, BUT RATHER AN INFORMATION STATEMENT DESIGNED TO INFORM YOU ABOUT THE PRESENT AUTHORIZATION AND THE POSSIBLE INCREASE IN THE NUMBER OF SHARES OF COMMON AND PREFERRED STOCK THAT THE COMPANY MAY ISSUE.

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FREQUENTLY ASKED QUESTIONS

Why did I receive this Information Statement?

Applicable laws require us to provide you information regarding the Restatement even though your vote is neither required nor requested for the Restatement to become effective.

What will I receive when the Restatement becomes effective?

The Restatement has already been approved, and you will not receive anything notifying you that the Restatement has become effective.

Who will pay the costs of the Restated Articles of Incorporation?

We will pay all of the costs of the Restatement of our Charter, including distributing this Information Statement. We may also pay brokerage firms and other custodians for their reasonable expenses for forwarding information materials to the beneficial owners of our common stock. We are not soliciting any proxies and will not contract for other services in connection with the stockholder action approving the Restatement of our Charter.

Why am I not being asked to vote?

The holders of a majority of the issued and outstanding shares of our common stock have already approved the Restatement pursuant to a written consent in lieu of a meeting. Such approval is sufficient under Nevada law, and no further approval by our stockholders is required.

What do I need to do now?

Nothing. This Information Statement is purely for your information and does not require or request you to do anything.

Whom can I contact with questions?

If you have any questions about any of the actions to be taken by the Company, please contact us at +44 (0) 203 148 1452.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table shows the amount of the Company’s common stock beneficially owned (unless otherwise indicated) as of September 5, 2025, by (1) any person known to the Company to be the beneficial owner of more than 5% of the outstanding shares of the Company’s common stock, (2) each director of the Company, (3) each named executive officer, and (4) all directors and executive officers as a group.

The number of shares beneficially owned by each entity, person, director, or executive officer is determined under SEC rules and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares as to which the entity or individual has sole or shared voting power or investment power and also any shares that the entity or individual had the right to acquire as of September 5, 2025, or within 60 days after September 5, 2025, through the exercise of any stock option or other right. Unless otherwise indicated, to our knowledge each individual has sole investment and voting power, or shares such powers with his spouse, with respect to the shares set forth in the table.

Name	Sole Voting and Investment Power	Other Beneficial Ownership	Total	Percent of Class Outstanding
Jon Paul Doran	24,755,040	—	24,755,040	5.91%
Timothy Ambrose	120,383,085	—	120,383,085	28.75%
Darlington Mazvizda(1)	4,000,000	—	4,000,000	*
Michael Davis	106,888	—	106,888	*
Usman Mir	58,806	—	58,806	*
Richard Collins	1,171,486	—	1,171,486	*
All directors and executive officers as a group (6 persons)	150,475,305	—	150,475,305	35.94%

*	Indicates less than one percent.

(1)	Mr. Mazvizda serves as the Company’s Chief Financial Officer. Mr. Mazvizda is not a director of the Company.

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NO DISSENTER’S RIGHTS

Under the NRS, stockholders are not entitled to dissenter’s rights of appraisal in connection with the Restatement.

PROPOSALS BY SECURITY HOLDERS

No security holder has requested us to include any additional proposals in this Information Statement.

INTEREST OF CERTAIN PERSONS IN OR OPPOSITION TO MATTERS TO BE ACTED UPON

No officer or director of the Company, or any beneficial owner of more than 5% of our common stock has any substantial interest in the matters acted upon by our shareholders.

ADDITIONAL INFORMATION

We file reports with the SEC, which include annual and quarterly reports, as well as other information the Company is required to file pursuant to the 1940 Act and the Exchange Act. You may read and copy materials we file with the SEC at the SEC’s Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC maintains a website that contains reports, proxy and information statements, and other information regarding issuers that file electronically with the SEC at http://www.sec.gov.

DELIVERY OF DOCUMENTS TO SECURITY HOLDERS SHARING AN ADDRESS

Only one Information Statement is being delivered to multiple security holders sharing an address unless we received contrary instructions from one or more of the security holders. We shall deliver promptly, upon written or oral request, a separate copy of the Information Statement to a security holder at a shared address to which a single copy of the document was delivered. A security holder can notify us that the security holder wishes to receive a separate copy of the Information Statement by sending a written request to us at 86-90 Paul Street, London, EC2A 4NE United Kingdom, or by calling us at +44 (0) 203 148 1452. A security holder may utilize the same address and telephone number to request either separate copies or a single copy for a single address for all future information statements and proxy statements, if any, and annual reports of the Company.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Jon Paul Doran

Chief Executive Officer

September 16, 2025

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EXHIBIT 1

TO DEFINITIVE INFORMATION STATEMENT

AMENDED AND RESTATED ARTICLES OF INCORPORATION

OF CRUCIAL INNOVATIONS CORP.

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